SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) February 8, 1996.


                             Caspen Oil, Inc.
          (Exact name of registrant as specified in its charter)





                                  Nevada
                                  1-7965
                                75-1325831


(State or other jurisdiction of
incorporation)
(Commission File
Number)
(IRS Employer
Identification No.)


Irongate 3, Suite 201, 777 S. Wadsworth Blvd., Lakewood Colorado       80226
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (303) 987-0925





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Item 4.  Changes in Registrant's Certifying Accountant

     On February 8, 1996, BDO Seidman, LLP replaced Mitchell Finley and Company, P.C., as Caspen Oil, Inc.'s principal accountants. The registrant has not consulted with BDO Seidman, LLP on any accounting or auditing matters during the past two years. On January 1, 1996, Mitchell Finley and Company, P.C. merged their practice into BDO Seidman, LLP. Mitchell Finley and Company's report on the financial statements for the two years ended July 31, 1995, contained an unqualified opinion. Also, there were no disagreements on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure with Mitchell Finley and Company, P.C. The registrant has requested that Mitchell Finley and Company, P.C. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has July caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                   CASPEN OIL, INC.
                                   (Registrant)


Date:  February 13, 1996                By:  /s/ Gary N. Davis
                                        Gary N. Davis
                                        Chief Financial Officer